October 4, 1996

Reliance Insurance Company
4 Penn Center Plaza
Philadelphia, Pennsylvania 19103

Re: Ceded Reinsurance Agreement


Dear Mr. Roberts:

1. Background. As of the date of this Agreement, Reliance Insurance Company ("Reliance") is purchasing $5,000,000 of Series A Cumulative Voting
Preferred Stock (the "Preferred Stock") and Class A Warants (the "Warrants") of Home State Holdings, Inc. (the "Company") pursuant to a Securities Purchase Agreement of this same date among the Company, Reliance and other purchasers named therein (the "Securities Purchase Agreement"). The Preferred Stock is subject to a Certificate of Designations, Preferences and Rights (the "Certificate of Designations"), Reliance is unwilling to enter into the Securities Purchase Agreement unless the Company agrees to cause and the Company's insurances subsidiaries, Home State Insurance Company, York Merchant Bakers Insurance Company, Pinnacle Insurance Company, Quaker City Insurance Company and Westbrook Insurance Company, (collectively the "Insurance Subs"), agree to cede reinsurance to Reliance on the basis of the terms and conditions as set forth in this Agreement. Capitalized terms used in this Agreement which are defined in the Securities Purchase Agreement and the Certificate of Designations shall have the same meanings in this Agreement as therein unless otherwise defined in this Agreement.

2. Agreement. In order to induce Reliance to purchase the Preferred Stock and the Warrants, the proceeds of which are to be used as provided for in the Securities Purchase Agreement, intending to be legally bound, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and subject to the terms and conditions set forth in this Agreement, effective for the calendar year commencing January 1, 1997 and for each subsequent calendar year ("Coverage Year") so long as Reliance owns any of the Preferred Stock or the Warrants, the Company will cause the Insurance Subs to and the Insurance Subs will annually cede for Reinsurance coverage during each

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Coverage Year to Reliance, or affiliates of Reliance designated by Reliance that have an A.M. Best's Rating at least equal to Reliance (collectively, the "Reliance Group"), gross written reinsurance premium with terms, conditions, classes of business and treaties acceptable to Reliance in its sole discretion in an amount (the "Annual Commitment") at least equal to the greater of:

     (a)  $20,000,000, or

     (b) the percentage of the aggregate ceded reinsurance program of the Insurance Subs that was ceded by the Insurance Subs to and recorded by the Reliance Group as gross written reinsurance premium for the reinsurance coverage written for calendar year l996.

For purposes of determining whether the Annual Commitment has been satisfied, if the Company or one of its subsidiaries shall direct the ceded reinsurance program of Home Mutual Insurance Company of Binghamton, New York (the "Managed Insurance Sub") pursuant to a management or similar agreement for any Coverage Year, any gross written reinsurance premiums ceded by the Managed Insurance Sub for reinsurance coverage of the Managed Insurance Sub by the Reliance Group for any Coverage Year shall be added to the gross written reinsurance premiums ceded by the Insurance Subs to the Reliance Group for that Coverage Year. The provisional rate or premium shall be used in calculating the Annual Commitment for purposes of any reinsurance coverage subject to loss sensitive rating formulas.

In the event that the A.M. Best's Rating of Reliance shall fall below B+, the Company and the Insurance Subs shall not be required to cede the Annual Commitment for any Coverage Year that Reliance's A.M. Best's Rating remains B+ but if the Company and the Insurance Subs so elect not to cede because A.M. Best's Rating of Reliance is less than B+, Reliance shall be entitled to exercise its rights under the provisions of Section 5 of this Agreement as if Reliance elected to reject the Actuarial Determination.

3. Annual Terms Resolution. During the Term of this Agreement, the Insurance Subs and Reliance shall commence good faith discussions and exchange proposals for a ceded reinsurance program for the forthcoming Coverage Year that shall satisfy the Annual Commitment no later than sixty (60) days prior to each forthcomming Coverage Year. In the event the Insurance Subs fail to agree with Reliance by November 15, 1996 and by November 15 of each Coverage Year thereafter on the terms, conditions classes of business, and coverage to cede to the Reliance Group for the next Coverage Year that will result in gross written reinsurance premiums at least equal to the Annual Commitment with terms, conditions, classes of business and treaties acceptable to Reliance in its sole discretion, Reliance at its option shall have the right to:

     a)   require the Company to redeem all of the shares of the Preferred Stock

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          held by Reliance at a price pet share equal to the Premium Redemption
          Price (as defined in Section 6(a) of the Certificate Or Designations) or; if Reliance exercises its option under this Section 3(a) during the period commencing on the effective date of this Agreement up to and including September 30, ____, at the applicable Optional Redemption Price (as defined in Section 6(b) of the Certificate of Designations) and otherwise exercise the rights and remedies available to a holder of the Preferred Stock upon the occurrence of a Redemption Event (as defined in the Certificate of Designations), or

     b) refer the matter to a nationally recognized actuarial firm mutually acceptable to Reliance and the Insurance Subs (the "Actuary"), which Actuary shall determine, prior to January 1 of the forthcoming Coverage Year, the terms and conditions on classes of business and treat as acceptable to Reliance for reinsurance coverage of the Insurance Subs for that forthcoming Coverage Year that will satisfy the Annual Commitment (the Actuarial Determination"). In the event Reliance, the Company and the Insurance Subs are unable to agree by November 20 prior to the forthcoming Coverage Year on the identity of the Actuary, the Actuary shall be Towers Perrin, 335 Madison Avenue, New York, NY 10017, or in the event this firm shall no longer exist, the successor of that firm and if there is no successor to that firm, any former senior officer or partner of Towers Perrin.

4. Actuarial Determination. In making the Actuarial Determination for the forthcoming Coverage Year, the Actuary shall select, based on information and from, between, and among the proposals submitted to the Actuary by the Insurance Subs and by Reliance by December 1 prior to the forthcoming Coverage Year, commercially reasonable and actuarially sound terms and conditions for the reinsurance to be ceded by the Insurance Subs. The Actuarial Determination shall be in the form of proposed professionally drawn comprehensive placing slip(s) for each proposed reinsurance coverage in sufficient detail as to allow the Insurance Subs and Reliance to clearly determine the proposed terms and conditions for each reinsurance coverage and the corresponding estimated gross written reinsurance premium. The Insurance Subs and Reliance shall equally pay 50% of the professional fees and expenses of the Actuary, for making the Actuarial Determination.

5. Reliance Declination Option. In the event Reliance, in its sole discretion is not satisfied with the terms and conditions on classes of business and treaties acceptable to Reliance that will satisfy the Annual Commitment as set forth in the Actuarial Determination, Reliance shall have the right to reject the Actuarial Determination and not provide the reinsurance coverage that would have been ceded by the Insurance Subs pursuant to the Actuarial Determination and to:

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

     a) require the Company to redeem all of the shares of the Preferred Stock held by Reliance as set forth in Section 3(a) above, and/or

     b) require that for subsequent Coverage Years, the Insurance Subs continue to fulfill their reinsurance premium ceding obligations in an amount that will satisfy the Annual Commitment on classes of business and treaties acceptable to Reliance as set forth above for so long as Reliance owns any of the Preferred Stock or Warrants.

Furthermore, in the event that an Actuarial Determination is not received by Reliance and the Insurance Subs by January 1 of the Coverage Year, Reliance shall be entitled to proceed as if an Actuanal Determination had been received and Reliance elected to reject the Actuarial Determination and exercise one or both of the options set forth immediately above in this paragraph.

6. Reliance Acceptance Option. If Reliance elects to accept the Actuarial Determination, the Actuarial Determination of the Actuary shall be final and binding on the Company, the Insurance Subs and Reliance and the Insurance Subs and Reliance shall execute customary reinsurance placing slips and reinsurance agreements for those reinsurance terms and conditions consistent with the Actuarial Determination and the prior practice with respect to reinsurance documentation between Reliance and the Insurance Subs.

7. Term. This Agreement will commence upon the date hereof and continue until Reliance ceases to own the Preferred Stock or the Warrants.

8. Waiver. The failure of Reliance, the Company, or the Insurance Subs to insist on strict compliance with any provision of this Agreement or to exercise any right or remedy shall not constitute a waiver of any rights contained herein nor estop the parties from demanding full and complete compliance nor prevent the parties from exercising a right or remedy in the future.

9. Severability. If any provisions of this Agreement should be invalid and unenforceable under applicable law, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Agreement.

10. Headings. The headings preceding the text of the paragraphs of this Agreement are intended solely for the convenience of reference and shall not affect the meaning, interpretation, construction or effect of this Agreement.

11. Assignment. This Agreement shall be binding upon and inure to the benefit of Reliance, the Company and the Insurance Subs and their respective successors and assigns provided this Agreement may not be assigned by the Company, the Insurance Subs or Reliance without the prior written consent of the other parties to this Agreement which consent may be withheld in any party's sole unfettered

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

discretion provided that Reliance shall have the right to assign this Agreement to any wholly owned subsidiary or affiliate of Reliance that has the minimum A.M. Best's Rating described in Section 2 of this Agreement.

12. Governing Law. This Agreement shall be governed as to performance, administration, and interpretation by the laws of the State of New York, exclusive of its rules with respect to conflicts of law.

13. Notices. Wherever written notice is required under this Agreement, absent subsequent notice changing the address set forth in this Agreement, it shall be in writing and either delivered personally or sent either by express mail by a nationally recognized and reputable overnight courier, by facsimile, or by certified mail return receipt requested:

     a) If To Reliance, to Reliance at the address set forth above, attention George Roberts, Vice President; or

     b) If to the Company or to the Insurance Subs, to the Company at the address of the Company set forth at the top of this Agreement, attention Mark Vaughn, Acting President.

All notices and other communications shall when mailed or sent by facsimile, respectively shall be effective when deposited in the mails, delivered to the overnight express mail service or received if sent by facsimile. Only one notice need be sent to the Company and the Insurance Subs at the required address and the Company shall convey the notice to the Insurance Subs.

14. Entire Agreement. This Agreement supersedes any and all previous agreements, whether written or oral, between Reliance, the Company and the Insurance Subs with respect to the ceded reinsurance that is the subject of this Agreement and this Agreement, along with the Securities Purchase Agreement and all exhibits, schedules and agreements contemplated therein, constitutes the full and complete agreement between the parties with respect thereto. No amendment to this Agreement shall be valid and effective unless in writing and signed by all the parties to this Agreement.

If the above correctly sets forth our agreement, please sign the enclosed copies of this letter and return one copy each to each signatory to this letter.



Very truly yours,


HOME STATE HOLDINGS, INC. (A Delaware Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title: Acting President


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

HOME STATE HOLDINGS, INC. (A Delaware Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title: Chief Executive Officer


HOME STATE INSURANCE COMPANY NY (A New Jersey Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title: Chief Executive Officer

NEW YORK MERCHANT BAKERS INSURANCE COMPANY (A New York Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title: Chief Executive Officer


PINNACLE INSURANCE COMPANY (A Georgia Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title:  Chief Executive Officer

QUAKER CITY INSURANCE COMPANY (A Pennsylvania Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title:  Chief Executive Officer

WESTBROOK INSURANCE COMPANY (A Connecticut Corporation)

By: /s/ Mark Vaughn
------------------------------
Name: Mark Vaughn
Title:  Chief Executive Officer

Accepted and agreed to as of the date above written:

RELIANCE INSURANCE COMPANY (A Pennsylvania Corporation)

By:
   ------------------------------
Name:
Title:

      SIGNATURE PAGE OF CEDED REINSURANCE AGREEMENT DATED OCTOBER 2, 1996


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

HOME STATE HOLDINGS, INC. (A Delaware Corporation)

By:
   ------------------------------
Name:
Title:


HOME STATE INSURANCE COMPANY (A New Jersey Corporation)

By:
   ------------------------------
Name:
Title:

NEW YORK MERCHANT BAKERS INSURANCE COMPANY (A New York Corporation)

By:
   ------------------------------
Name:
Title:

PINNACLE INSURANCE COMPANY (A Georgia Corporation)

By:
   ------------------------------
Name:
Title:

QUAKER CITY INSURANCE COMPANY (A Pennsylvania Corporation)

By:
   ------------------------------
Name:
Title:

WESTBROOK INSURANCE COMPANY (A Connecticut Corporation)

By:
   ------------------------------
Name:
Title:

Accepted and agreed to as of the date above written:


RELIANCE INSURANCE COMPANY (A Pennsylvania Corporation)

By: /s/ Albert A. Benchimol
   ------------------------------
Name: Albert A. Benchimol
Title: Vice President


      SIGNATURE PAGE OF CEDED REINSURANCE AGREEMENT DATED OCTOBER 4, 1996.

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